UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   January 27, 2009

Full Motion Beverage, Inc.
(Exact name of registrant as specified in its Charter)

Delaware	0-29462	13-4127624
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

548 Main Street, Suite 1, Stroudsburg, PA		18360
(Address of principal executive offices)		(Zip Code)

(570) 424-1995
(Registrant's telephone number, including area code)

N/A
(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

On January 27, 2009, based upon the recommendation of and approval by our board of directors, Full Motion Beverage, Inc. (the "Company") has retained Sherb & Co., LLP CPA as our outside auditors for review of our SEC filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Full Motion Beverage, Inc.
(Registrant)

Date: January 27, 2009	By: /s/ L. Joshua Eikov
L. Joshua Eikov,
Chairman/Chief Executive Officer